Filed pursuant to Rule 497(a)(1)
File No. 333-155806
Rule 482ad
NEWS RELEASE

Contacts: Main Street Capital Corporation Todd A. Reppert, President and CFO treppert@mainstcapital.com 713-350-6000

Dennard Rupp Gray and Easterly, LLC Ken Dennard ksdennard@drg-e.com / 713-529-6600 Augustine Okwu gokwu@drg-e.com / 404-532-0086
MAIN STREET CAPITAL PRICES
PUBLIC OFFERING OF COMMON STOCK
HOUSTON, TEXAS, May 28, 2009 — Main Street Capital Corporation (NASDAQ-GS: MAIN) (“Main Street”) announced today that it has priced a public offering of 1,250,000 shares of its common stock in an underwritten public offering. Pricing was set at $12.10 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated expenses payable by Main Street, are expected to be approximately $14.1 million. Main Street has also granted the underwriters an option, exercisable for 30 days, to purchase up to 187,500 additional shares of common stock to cover over-allotments, if any. Main Street intends to use the net proceeds from this offering to make investments in lower middle market companies in accordance with its investment objective and strategies, pay operating expenses and dividends to our stockholders, and for general corporate purposes. Pending the use of net proceeds from the offering for these purposes, Main Street may temporarily invest the net proceeds in certain idle funds investments, including secured intermediate term bank debt and high quality debt investments.
The underwriters of this offering are BB&T Capital Markets, a division of Scott and Stringfellow, LLC, Morgan Keegan & Company, Inc., SMH Capital, Inc., Janney Montgomery Scott LLC, and Ladenburg Thalmann & Co. Inc. The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with and has been declared effective by the U.S. Securities and Exchange Commission. The offering is subject to customary closing conditions and is expected to close on June 2, 2009.
Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The final prospectus supplement dated May 28, 2009, including the base prospectus dated May 1, 2009, contains risk factors and other information about Main Street. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from BB&T Capital Markets, a division of Scott and Stringfellow, LLC at 909 E. Main Street, Richmond, Virginia, 23219.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
ABOUT MAIN STREET CAPITAL CORPORATION
Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies. Main Street’s investments are made to support management buyouts, recapitalizations, growth financings and acquisitions of companies that operate in diverse industry sectors and generally have annual revenues ranging from $10 million to $100 million. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives to its portfolio companies.
FORWARD-LOOKING STATEMENTS
This press release may contain forward-looking statements. Words such as “expects”, “expected”, “believes”, and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, may be affected by other unknowable future events and conditions, including elements of the future that are not under Main Street’s control, or factors that Main Street may not have considered; accordingly, such statements are not guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from these forward-looking statements. Such statements speak only as of the time when made, and Main Street undertakes no obligation to update any such statement now or in the future.

NEWS RELEASE

Contacts: Main Street Capital Corporation Todd A. Reppert, President and CFO treppert@mainstcapital.com 713-350-6000

Dennard Rupp Gray and Easterly, LLC Ken Dennard ksdennard@drg-e.com / 713-529-6600 Augustine Okwu gokwu@drg-e.com / 404-532-0086
Main Street Capital Announces Monthly Dividends for July, August
and September 2009 of $0.125 Per Share
Confirms Projected Dividend Range of $1.50 to $1.65 Per Share for 2009
HOUSTON, TEXAS, May 27, 2009 – Main Street Capital Corporation (NASDAQ-GS: MAIN) (“Main Street”) announced today that its Board of Directors declared monthly dividends of $0.125 per share for July, August and September 2009. These monthly dividends, which will be payable pursuant to the table below, equate to a total of $0.375 per share for the third quarter of 2009. The dividends declared for the third quarter of 2009 represent a 4.2% increase from the dividends per share paid in the third quarter of 2008. The dividends per share for the third quarter of 2009 also equate to an approximate annualized yield of 11.4% based on Main Street’s current share price. Including the dividends declared for the third quarter of 2009, Main Street will have paid $2.88 in cumulative dividends since its October 2007 initial public offering.
Summary of Third Quarter 2009 Monthly Dividends

Declared	Ex-Dividend Date	Record Date	Payment Date	Amount Per Share
6/3/09	6/17/09	6/19/09	7/15/09	$0.125
6/3/09	7/17/09	7/21/09	8/14/09	$0.125
6/3/09	8/18/09	8/20/09	9/15/09	$0.125

			Total for Third Quarter 2009:	$0.375

Main Street also confirmed its projected dividend range of $1.50 to $1.65 per share for calendar year 2009. The estimated range for total 2009 dividends was determined based upon projections of 2009 taxable income, anticipated 2009 portfolio activity, and the estimated amount of undistributed 2008 taxable income (or “spillover income”) which will be utilized to pay dividends during 2009. Main Street will continue to provide quarterly updates to its 2009 dividend guidance based upon actual 2009 taxable income and portfolio activity.
Main Street’s dividends are paid from taxable income, which includes both ordinary taxable income and capital gains. The Board declares dividends based on estimates of taxable income available for distribution, which differs from book income due to (i) changes in unrealized appreciation and depreciation, (ii) temporary and permanent differences in income and expense recognition, and (iii) the amount of undistributed taxable income carried over from the prior year for distribution in the current year. It is currently estimated that the third quarter 2009 dividends will consist substantially of ordinary income for tax purposes. It is also currently anticipated that the cumulative 2009 taxable dividends through the third quarter of 2009 will principally consist of ordinary income for tax purposes. The final determination of 2009 taxable income, as well as the tax attributes for 2009 taxable dividends, will be made after the close of the 2009 tax year and may differ from the estimates above.
Main Street maintains a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, our stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly-issued shares will be valued based upon the final closing price of Main Street’s common stock on a specified valuation date for each dividend as determined by Main Street’s Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.

ABOUT MAIN STREET CAPITAL CORPORATION
Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies. Main Street’s investments are made to support management buyouts, recapitalizations, growth financings and acquisitions of companies that operate in diverse industry sectors and generally have annual revenues ranging from $10 million to $100 million. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one-stop” financing alternatives to its portfolio companies.
FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements, including but not limited to the annualized dividend yield represented by third quarter 2009 dividends, the projected range for full year 2009 dividends, and the estimated tax attributes of the cumulative year to date 2009 dividends. Any such statements, other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and Main Street undertakes no obligation to update any such statement now or in the future.
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